Exhibit 99.1

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[LOGO OF ASTORIA FINANCIAL CORPORATION]

2007 Outlook

Challenges
•	Flat to inverted yield curve
	•	Margin stability: delayed gradual flattening of the yield curve until the latter half of 2007 may result in modest compression of the 2007 margin relative to the 4Q06 margin
Strategies
•	Remain focused
	•	Grow loans and deposits
		–	Maintain credit standards
		–	Maintain pricing discipline
	•	Reduce securities
•	Maintain superior operating efficiency
•	Continue buying back AF stock

Objective:  Produce solid returns